UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2012

GOLDEN GLOBAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54528	n/a
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

17412 105th Avenue, Suite 201, Edmonton, Alberta, Canada	T5S 1G4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(780) 443-4652

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e -4©)

Item 1.01         Entry into Material Definitive Agreement

On March 14, 2012, we entered into a securities purchase agreement (the “SPA”) with Asher Enterprises, Inc. (“Asher”), a Delaware corporation. The SPA allows an issuance and sale to Asher of an unsecured convertible promissory note (the “Note”) in a private transaction with a principal amount of $37,500 (the “Transaction”). The proceeds received from the Transaction will be used for general working capital. The SPA includes customary representations, warranties and covenants. The Note bears interest at an annual rate of 8% which is to be paid with principal in full on the maturity date of December 19, 2012. The principal amount of the Note together with interest may be converted into shares of our common stock, par value of $0.0001 (the “Convertible Shares”), at the option of Asher at a conversion price equal to fifty-five percent (55%) at the market price (as defined in the Note) for the Convertible Shares during the ten trading days prior to the conversion.

The description of the SPA and the Note contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the SPA and of the Note that are attached hereto as exhibits, and which are incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report, which is incorporated herein by reference, on March 14, 2012, we issued a Note to Asher in a transaction pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Asher is an "accredited investor," as such term is defined in Rule 501(a) of Regulation D of the Securities Act. The Transaction was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act. The sale of the Note did not involve a public offering and was made without general solicitation or general advertising.

Asher represented that it was an accredited investors and was acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. Neither the Notes nor the underlying shares of Common Stock issuable upon the conversion of the Note have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01         Financial Statements and Exhibits

10.1	Securities Purchase Agreement with Asher Enterprises, Inc. dated March 14, 2012

10.2	Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GLOBAL CORP.

/s/ John Robert Hope
John Robert Hope
President, Chief Executive Officer and Director
Date: March 22, 2012